Income taxes	3 Months Ended
Jun. 30, 2018
Income Taxes [Line Items]
Disclosure Of Income Tax Explanatory

Note 7 Income taxes

UBS AG recognized an income tax expense of CHF 369 million for the second quarter of 2018 compared with an income tax expense of CHF 317 million for the second quarter of 2017.

Deferred tax expenses were CHF 192 million in the second quarter of 2018 compared with CHF 129 million in the second quarter of 2017 and mainly related to the amortization of deferred tax assets previously recognized in relation to tax losses carried forward and deductible temporary differences to reflect their offset against profits for the quarter.

The current tax expense was CHF 176 million compared with CHF 188 million in the second quarter of 2017 and related to taxable profits of UBS Switzerland AG and other subsidiaries and branches of UBS AG.